September 10, 1999

VIA EDGAR LINK

U.S. Securities and Exchange Commission
450 Fifth Street, N.W.
Washington, DC 20549

     Re:  Pruco Life Flexible Premium Variable Annuity Account
          (File No. 333-06701)
          -------------------------------------------------------

Dear Commissioners:

         On behalf of Pruco Life Insurance Company and the Pruco Life Flexible Premium Variable Annuity Account (the "Account"), we hereby submit the semi-annual report of the Account for filing with the U.S. Securities and Exchange Commission pursuant to Rule 30b2-1 under the Investment Company Act of 1940 (the "Act"). The semi-annual report is for the period ending June 30, 1999, and has been transmitted to contract owners in accordance with Rule 30d-2 under the Act.

         In addition to information transmitted herewith, we incorporate by reference portions of the following semi-annual reports with respect to the following specific portfolios: AIM V.I. Growth and Income Fund, AIM V.I. Value Fund, Janus Growth, Janus International Growth, MFS Emerging Growth, MFS Research Series, OCC Managed, OCC Small Cap, T. Rowe Price Equity Income, T. Rowe Price International Stock, Warburg Pincus Trust Post-Venture Capital, Franklin Small Cap Investments Fund-Class 2, American Century VP Value, Diversified Bond, Diversified Conservative Growth, Equity Income, Equity, Global, High Yield, Money Market, Prudential Jennison, Small Capitalization Stock, Stock Index and 20/20 Focus.

1.       Filer/Entity:         AIM Variable Insurance Funds, Inc.
         Registration No.:     811-07452
         CIK No.               0000896435
         Accession No.:        0000899243-99-001910
         Date of Filing:       9/3/99

2.       Filer/Entity:         Janus Aspen Series
         Registration No.:     811-07736
         CIK No.               0000906185
         Accession No.:        0001012709-99-000576
         Date of Filing:       8/17/99

3.       Filer/Entity:         MFS Emerging Growth Series
         Registration No.:     811-08326
         CIK No.               0000918571
         Accession No.:        0000950156-99-000512
         Date of Filing:       8/9/99

4.       Filer/Entity          MFS Research Series
         Registration No.:     811-08326
         CIK No.               0000918571
         Accession No.:        0000950156-99-00513
         Date of Filing:       8/9/99

5.       Filer/Entity          OCC Accumulation Trust
         Registration No.:     811-08512
         CIK No.               0000923185
         Accession No.:        0000889812-99-002546
         Date of Filing:       8/23/99

6.       Filer/Entity          T. Rowe Price Equity Series
         Registration No.:     811-07143
         CIK No.               0000918294
         Accession No.:        0000918294-99-000025
         Date of Filing:       8/13/99

7.       Filer/Entity          T. Rowe Price International Series
         Registration No.:     811-07145
         CIK No.               0000918292
         Accession No.:        0000918292-99-000013
         Date of Filing:       8/13/99

8.       Filer/Entity          Warburg Pincus Trust
         Registration No.:     811-07261
         CIK No.               0000941568
         Accession No.:        0000935069-99-000151
         Date of Filing:       8/26/99

9.       Filer/Entity          Templeton Variable Products Series Fund
         Registration No.:     811-05479
         CIK No.               0000829959
         Accession No.:        0000829959-99-000035
         Date of Filing:       August 31, 1999

10.      Filer/Entity          American Century Variable Portfolios, Inc.
         Registration No.:     811-05188
         CIK No.               0000814680
         Accession No.:        0000814680-99-000008
         Date of Filing:       8/27/99

11.      Filer/Entity          The Prudential Series Fund, Inc.
         Registration No.:     811-03623
         CIK No.               0000711175
         Accession No.:        0000950130-99-004999
         Date of Filing:       8/24/99

If you have any questions regarding this filing, please contact me at
(973) 802-1388.

                           Sincerely,

                           /s/ Lee Augsburger
                           --------------------------
                           Lee Augsburger
                           Assistant General Counsel